1 1 Financial Results for the Second Quarter Ended April 30, 2010 Exhibit 99.1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
2

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these
Non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-
GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
3

Non-GAAP Profit & Loss Overview
4 4
($ in thousands, except EPS)
Q209 Q110 Q210
% SEQ
Inc(Dec)
Revenue 201,684 223,400 240,712 7.7% 19.4%
Gross Margin 68,221 87,631 94,257 7.6% 38.2%
Gross Margin % 33.8% 39.2% 39.2%
Operating Expense 44,841 51,911 55,450 6.8% 23.7%
Operating Expense % 22.2% 23.2% 23.0%
Operating Profit 23,380 35,720 38,807 8.6% 66.0%
Operating Margin % 11.6% 16.0% 16.1%
Net Interest and Other (3,967) (4,451) (3,707) -16.7% -6.6%
Pre-tax Profit 19,413 31,269 35,100 12.3% 80.8%
Taxes 5,436 8,755 9,828 12.3% 80.8%
Net Income 13,977 22,514 25,272 12.3% 80.8%
Net Income % 6.9% 10.1% 10.5%
EPS 0.17 0.26 0.29 11.5% 70.6%
Q210
% YoY
Inc(Dec)

Non-GAAP Revenue Profile
Services
17.1%
System
Solutions
82.9%
Q210
Revenue
5
LAC
21.0%
NA
44.0%
Asia
7.4%
Europe
27.6%
($ in thousands) Q209 Q110 Q210
% SEQ
Inc(Dec)
North America 83,444 89,613 105,940 18.2% 27.0%
Europe 63,773 69,374 66,538 -4.1% 4.3%
Latin America 40,339 40,623 50,488 24.3% 25.2%
Asia 14,128 23,790 17,746 -25.4% 25.6%
Total 201,684 223,400 240,712 7.7% 19.4%
Q210
% YoY
Inc(Dec)

VX EVOLUTION

PROVEN · ADVANCED · EVOLVED

FULL SPECTRUM SECURITY
EXTENDED LIFE DESIGN
NEXT LEVEL PERFORMANCE
PROVEN VX PLATFORM

VeriFone
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6 6 Vx Evolution: Our Principles and Initial Offerings Countertop 500 series Portable 600 series Consumer Facing 800 series VX 820 VX 520 VX 820 DUET VX 680

POS Vendors
Support Payment Terminal Interface
6 Live
6 Testing
Payment Vendors
Retail Switch Solutions
1 Complete
5 In Development
Qualified Security Assessors
Conduct Merchant PCI Assessments
4 Trained
Communications Network Partners
1 Live (TNS)
3 in Development
Service Providers
Key Injection & Deployment
4 Trained
End to End Encryption Infrastructure Support
Processors/ Gateways
4 In Process
6 in Negotiation

VeriFone
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VeriShield Protect Channel Support Growing 7 7

8 8
Announcing VeriFone PED Authentication Service
Extending The Security Perimeter
• PIN entry device breaches have become highly coordinated with criminals now attacking on all fronts -- network, device, and now the retail environment
• Criminals are stealing devices, installing bugs that capture sensitive data and switching out devices with seemingly identical models – all without the retailer’s knowledge
• VeriFone has developed an innovative solution – VeriFone PED
Authentication Service (VPAS) -- that adds another layer of protection to the industry’s widest portfolio of secure payment solutions
“These incidents are part of an ongoing trend
where criminals are targeting non-PCI and PED-
compliant point-of-sale terminals with devices
installed to capture cardholder data.”
Mike Urban, Senior Director of Fraud Solutions at FICO

Rock Solid
Freedom
PAYware
Mobile
VeriFone
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VeriFone
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PAYware Mobile – Direct Sales Enterprises
Effortless, Wireless
• Quickly turns the iPhone
into a robust payment
device
• Complete solution
(payment app + reader)
• Eliminates human error
from manual entry
• Easily captures
signatures
Rock Solid
Freedom
Trust the payment leader for the most solid,
secure payment solution for iPhones
Direct Sales Enterprises see PAYware Mobile as an opportunity to increase sales, decrease the costs of card acceptance, and achieve PCI compliance
9 9

Internet
Internet
PAYware

VeriFone
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PAYware Connect – Retail
10 10
M-Retail
• Content
• Signage
• Kiosks
• MX800
• Pump-Top TV
• Taxis
M-Retail
• Content
• Delivery
• Marketing
• Signage
• Kiosks
• MX-800
M-Retail
• M-Advertising
• M-Marketing
• M-Gift Card
• M-Coupon
• M-Loyalty
• M-Ticketing
• M-Purchasing
• M-Payments
PCI Security
• Remove POS
from Scope
• VeriShield
Protect
• VSDMS
• No In-Store
Batches
• Tokenization
Management Apps
• Asset Management
• Terminal Downloads
• Remote Key Injection
• Signature Capture
• Estate Management
• Gift Card
Services
• Injection
• Deployment
• Installation
• Help Desk
• Repair
• Training
• On-Site
• Projects
• Downloads
Payments
•Credit
•Debit
•Gift
•EBT
Payment Applications
• Dial Terminals
• Integrated Terminals
• POS Software
• Shopping Carts
• Other Applications
• Authorization
• Settlement
• Dial, SSL or IP
• Ethernet
MX870 MX880 MX850 MX860 MX830
Payment Devices
Mobile
Processor 1 Processor 2 Processor 3
Etc.
Processors
Connect
Security
Client
Services
Corporate HQ
Individual
Stores
• Taxis
• M-Gift Card
• M-Coupon
• M-Loyalty
• M-Payments
• M-Ticketing

Financial Results and Guidance 11 11

Non-GAAP Gross Margin Review 12 12 Q209 Q110 Q210 System Solutions 31.6% 39.0% 39.1% Services 47.4% 40.5% 39.7% Total 33.8% 39.2% 39.2% % of Revenue

Non-GAAP Operating Expenses
13 13
Q209 Q110 Q210
Research and Development 6.8% 7.2% 7.3%
Sales and Marketing 7.5% 8.3% 8.5%
G&A 7.9% 7.7% 7.3%
Total 22.2% 23.2% 23.0%
Non-GAAP Operating Expenses as
Reported ($M)
44.8 51.9 55.5
Non-GAAP Operating Expenses,
Constant Currency ($M)
46.8 51.6 55.5
% of Revenue

Cash Flow and Balance Sheet
14 14
($ in thousands, except Days) $ $ $
Cash Flow from Operations before
Changes in Working Capital
19,773 34,324 36,024
Cash Flow from Operations 62,459 54,109 18,569
Key Balance Sheet Items:
Cash 201,306 374,617 378,988
Accounts Receivables, net
165,980 77 152,471 64 145,649 57
Accounts Receivables Reserves (5,021) (3,813) (4,074)
Inventories, net
105,641 81 94,496 63 110,103 63
Inventories Reserves (40,684) (29,485) (26,113)
Accounts Payable
61,118 41 88,194 58 99,008 61
Deferred Revenue, net 61,088 66,366 68,478
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Days
Q210
Days
Q110
Days
Q209

Guidance
• For the third quarter ending July 31, 2010, VeriFone expects net revenues to be between $245 million and $250 million.  Non-GAAP net income per share is projected to be in the range of $0.29 to
$0.30.
• For the full year of fiscal 2010, VeriFone expects net revenues to be between $960 million and $970 million.  Non-GAAP net income per share is projected to be in the range of $1.12 to $1.15 for the same time period.
15 15

16 16 Financial Results for the Second Quarter Ended April 30, 2010